SECOND AMENDMENT TO UNDERWRITING, CONTINUING INDEMNITY AND
SECURITY AGREEMENT
     THIS SECOND AMENDMENT TO UNDERWRITING, CONTINUING INDEMNITY AND SECURITY AGREEMENT (this “Second Amendment”) made as of the 9th day of January, 2008, by and among QUANTA SERVICES, INC., a Delaware corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit A to this Second Amendment (individually and collectively, in their capacity as a named principal under any Bond, “Principal” and individually and collectively “Indemnitors”); FEDERAL INSURANCE COMPANY, an Indiana corporation, AMERICAN HOME ASSURANCE COMPANY, NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA., and THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA (individually and collectively “Surety”).
WITNESSETH:
     WHEREAS, Surety and certain Indemnitors entered into that certain Underwriting, Continuing Indemnity and Security Agreement dated March 14, 2005 (the “Original Agreement”), as amended and modified by that certain Joinder Agreement and Amendment to Underwriting, Continuing Indemnity and Security Agreement dated November 28, 2006 (the “Joinder Agreement” and, collectively with the Original Agreement, the “Agreement”); and
     WHEREAS, the terms of the Agreement are further amended and modified as set forth in this Second Amendment; and
     WHEREAS, the parties desire to add certain additional Domestic Subsidiaries of Quanta Services, Inc. as Principals and Indemnitors under the Agreement, as amended by this Second Amendment; and
     WHEREAS, Sunesys, LLC, a Delaware limited liability company and a Domestic Subsidiary, is subject to regulation by certain governmental authorities, and the pledge of any assets by Sunesys, LLC would be prohibited or require the consent or approval of certain governmental authorities, and as of the date hereof such requisite consents or approvals are being sought but have not yet been obtained;
     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Definitions.
          (a) All capitalized terms used in this Second Amendment (including the recitals hereto) will have the respective meanings assigned thereto in the Agreement, unless otherwise specifically defined in this Second Amendment.

          (b) The definition of “Bonded Contract” in the Agreement is hereby modified to insert “and/or Sunesys, LLC” immediately after “Island Mechanical, Hawaii”; provided, however, that:
               (i) notwithstanding the foregoing, the definition of “Collateral” in the Agreement and Section 6 of the Agreement, no such Bonded Contract of Sunesys, LLC, nor any rights relating thereto, shall constitute or be included in the Collateral under the Agreement, as amended by this Second Amendment; and
               (ii) notwithstanding the foregoing, the definition of “Bonded Contract” shall be deemed not to be so modified for purposes of the definition of “Licensed Property” or for purposes of Section 7(j) and Section 10 in the Agreement, as amended by this Second Amendment.
          (c) The definition of “Bonds” in the Agreement is hereby modified to insert “and/or Sunesys, LLC” immediately after “Island Mechanical, Hawaii”; provided, however, that:
               (i) notwithstanding the foregoing and Section 6 of the Agreement, no rights of Sunesys, LLC relating to any Bond shall constitute or be included in the Collateral under the Agreement, as amended by this Second Amendment; and
               (ii) notwithstanding the foregoing, the definition of “Bonds” shall be deemed not to be so modified for purposes of the definition of “Licensed Property” in the Agreement, as amended by this Second Amendment.
          (d) Clauses (c) and (f) of the definition of “Event of Default” in the Agreement are hereby modified to insert “and/or Sunesys, LLC” immediately after “Island Mechanical, Hawaii” wherever such term appears in each such clause.
          (e) The definition of “Retainage” in the Agreement is hereby modified to insert “and/or Sunesys, LLC” immediately after “Island Mechanical, Hawaii” wherever such term appears in such definition solely for purposes of including such Retainage in the meaning of Bonded Contract Balances as such term is used in the second paragraph of Section 32 of the Agreement; provided, however, that except for purposes of the second paragraph Section 32 of the Agreement, the defined terms “Retainage” and “Bonded Contract Balances” shall not be amended or modified by this Section 1(e) in any respect.
          (f) The definition of “Surety Loss” in the Agreement is hereby modified to insert “and/or Sunesys, LLC” immediately after “Island Mechanical, Hawaii” wherever such term appears in such definition.
          (g) The definition of “Work” in the Agreement is hereby modified to insert (i) “and/or Sunesys, LLC” immediately after “Island Mechanical, Hawaii” wherever such term appears in such definition and (ii) “and/or Sunesys, LLC’s” immediately after “Island Mechanical, Hawaii’s” where such term appears in such definition.

          (h) Notwithstanding the foregoing provisions of this Section 1 or anything to the contrary in this Second Amendment, Surety acknowledges and agrees that Sunesys, LLC is not a party to the Agreement or this Second Amendment, and that the Indemnitors are not authorized to, do not purport to, and do not, bind Sunesys, LLC (including, without limitation, with respect to the provisions set forth in Sections 6, 22, 28, 29, 32 and 33 of the Agreement) by their execution and delivery of this Second Amendment.
     2. Sunesys, LLC. Sunesys, LLC, a Delaware limited liability company, is a Domestic Subsidiary. Notwithstanding anything to the contrary contained herein or in the Agreement, neither Sunesys, LLC nor any subsidiary of Sunesys, LLC is or at any time shall be, or be deemed to have been, a Principal (as defined in the Agreement), an Indemnitor (as defined in the Agreement) or a party to this Second Amendment or the Agreement for any purpose, until such time as it may execute a rider pursuant to Section 52 of the Agreement (or an addendum to the Agreement) agreeing to be bound by the Agreement, as amended by this Second Amendment. Sunesys, LLC is endeavoring to obtain the necessary governmental approvals so that it can become a party to the Agreement, as amended by this Second Amendment, and once all requisite approvals have been obtained, the applicable Indemnitor(s) agree to cause Sunesys, LLC to execute a rider or an addendum to be added as Principal (as defined in the Agreement) and Indemnitor (as defined in the Agreement).
     3. Exhibit A; Releases.
          (a) Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Second Amendment.
          (b) Indemnitors have represented to Surety that Total Quality Management Services, LLC, a Delaware limited liability company (“TQMS”), is not an operating entity and has immaterial assets. Based on this representation, Surety (as defined in the Agreement) has agreed to release, and hereby does fully and forever release, TQMS from the Agreement, each other Surety Credit Document and any and all obligations thereunder of any kind and every nature and, without limiting the generality of the foregoing, acknowledges and agrees that, as of the date hereof, TQMS is no longer a Principal (as defined in the Agreement) or Indemnitor (as defined in the Agreement).
          (c) Indemnitors have represented to Surety that VCS Sub, Inc. (formerly known as Environmental Professional Associates, Limited), a California corporation (“VCSS”), is not an operating entity and has immaterial assets. Based on this representation, Surety (as defined in the Agreement) has agreed to release, and hereby does fully and forever release, VCSS from the Agreement, each other Surety Credit Document and any and all obligations thereunder of any kind and every nature and, without limiting the generality of the foregoing, acknowledges and agrees that, as of the date hereof, VCSS is no longer a Principal (as defined in the Agreement) or Indemnitor (as defined in the Agreement).
     4. Exhibit B. Exhibit B to the Agreement is hereby amended by adding thereto the Permitted Liens set forth on Exhibit B to this Second Amendment.

     5. Warranties and Covenants of Indemnitors. Each Indemnitor listed as a signatory to this Second Amendment that was not a signatory to the Joinder Agreement (each such Indemnitor being a “New Indemnitor”) represents and warrants to Surety that all of the representations and warranties made by the Indemnitors (as defined in the Agreement) in the Original Agreement (whether made as an Indemnitor (as defined in the Agreement) or as a Principal (as defined in the Agreement)) are true and correct as applicable to such New Indemnitor in all material respects, as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date). Each New Indemnitor hereby acknowledges, agrees, and confirms that, by its execution of this Second Amendment, the New Indemnitor will be deemed to be a party to the Agreement, as amended by this Second Amendment, and an “Indemnitor” (as defined in the Agreement) and “Principal” (as defined in the Agreement) for all purposes of the Agreement, as amended by this Second Amendment, and shall have all the obligations of an Indemnitor (as defined in the Agreement) and Principal (as defined in the Agreement) thereunder as if it had executed the Agreement. Each New Indemnitor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions, and conditions contained in the Agreement, as amended by this Second Amendment, applicable to such New Indemnitor (whether as an Indemnitor (as defined in the Agreement) or Principal (as defined in the Agreement)). Without limiting the generality of the foregoing terms of this Section 5, each New Indemnitor hereby grants to the Surety a security interest in any and all right, title and interest of such New Indemnitor in and to the Collateral of such New Indemnitor to secure the prompt payment and performance in full when due of any Surety Loss, and the payment and performance of all other obligations and undertakings now or hereafter owing to Surety with respect to the Bonds and/or under the Surety Credit Documents, as same may now or hereafter be modified, replaced, extended or renewed.
     6. Due Diligence Items Required to be Delivered by New Indemnitors. Each New Indemnitor will deliver to Surety the following, in form and substance reasonably satisfactory to Surety and its counsel:
          (a) Favorable opinions of both outside and in-house counsel to Principal and Indemnitors, with respect to the New Indemnitors, substantially in the form attached to the Original Agreement as Exhibit C thereto, with such modifications thereto as are requested by such counsel and acceptable to Surety and its counsel in their reasonable discretion;
          (b) an officer’s certificate of such New Indemnitor certifying appropriate resolutions authorizing the execution, delivery, and performance of this Second Amendment and performance of the Agreement, as amended by this Second Amendment, certifying that such resolutions have been approved in accordance with such New Indemnitor’s governing documents together with copies of such governing documents, and certifying incumbencies and true signatures of the officers so authorized; and
          (c) evidence of the good standing of such New Indemnitor in the jurisdiction in which such New Indemnitor is formed.
     7. Power of Attorney. Each New Indemnitor hereby irrevocably constitutes and appoints Quanta Services, Inc. (and all officers, employees, or agents designated by Quanta

Services, Inc.), with full power of substitution, as such New Indemnitor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such New Indemnitor and in the name of such New Indemnitor or in its own name, from time to time in Quanta Services, Inc.’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purpose of this Second Amendment or the Agreement and to amend, modify or supplement the Agreement or other Surety Credit Documents in any manner. Each New Indemnitor hereby ratifies and agrees to be bound by, to the fullest extent permitted by law, all that Quanta Services, Inc. will lawfully do or cause to be done by virtue hereof.
     8. Miscellaneous.
          (a) Upon the effectiveness of this Second Amendment, each reference in the Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Agreement, as affected and amended by this Second Amendment. The foregoing is not intended to otherwise affect the definition of “Agreement” or “this Agreement.”
          (b) This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.
          (c) Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.
     9. Binding Effect. By executing this Second Amendment, each New Indemnitor will be deemed to be an Indemnitor (as defined in the Agreement) under the terms of the Agreement, as amended hereby, as though such New Indemnitor were an original signatory thereto and such New Indemnitor hereby confirms its grant of a security interest in the Collateral to Surety as provided in Section 5 of the Agreement.
     10. Continuing Effect. Except as specifically set forth in this Second Amendment, the Agreement remains in full force and effect in accordance with its terms.
     11. Counterparts. This Second Amendment may be executed by the parties independently in any number of counterparts, all of which together will constitute but one and the same instrument which is valid and effective as if all parties had executed the same counterpart. This Second Amendment may be validly executed and delivered by facsimile or other electronic transmission. Notwithstanding the foregoing, the parties are required to deliver original signature pages to each other.
     IN WITNESS WHEREOF, each of the parties has caused this Second Amendment to be executed by its duly authorized officer as of the day and year first above written.

SURETY: FEDERAL INSURANCE COMPANY
By:	/s/ James E. Altman
	Name:	James E. Altman
	Title:	Vice President

AMERICAN HOME ASSURANCE COMPANY
By:	/s/ Vincent P. Forte
	Name:	Vincent P. Forte
	Title:	Vice President

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
By:	/s/ Vincent P. Forte
	Name:	Vincent P. Forte
	Title:	Vice President

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
By:	/s/ Vincent P. Forte
	Name:	Vincent P. Forte
	Title:	Vice President

PRINCIPAL/INDEMNITORS: QUANTA SERVICES, INC.
By:	/s/ Darren B. Miller
	Name:	Darren B. Miller
	Title:	Vice President-Information Technology and Administration

[THIS SPACE LEFT BLANK INTENTIONALLY]

ADVANCED TECHNOLOGIES AND
    INSTALLATION CORPORATION
ALLTECK LINE CONTRACTORS (USA), INC.
ARBY CONSTRUCTION, INC.
AUSTIN TRENCHER, INC.
BRADFORD BROTHERS, INCORPORATED
CCLC, INC.
CMI SERVICES, INC.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
DILLARD SMITH CONSTRUCTION COMPANY
FIBER TECHNOLOGIES, INC.
FIVE POINTS CONSTRUCTION CO.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION,
    INC.
INTERMOUNTAIN ELECTRIC, INC.
IRBY CONSTRUCTION COMPANY
MANUEL BROS., INC.
MEARS GROUP, INC.
MEJIA PERSONNEL SERVICES, INC.
METRO UNDERGROUND SERVICES, INC. OF
    ILLINOIS
NETWORK ELECTRIC COMPANY
NORTH SKY COMMUNICATIONS, INC.
PAR ELECTRICAL CONTRACTORS, INC.
PARKSIDE SITE & UTILITY COMPANY
    CORPORATION
PARKSIDE UTILITY CONSTRUCTION CORP.
POTELCO, INC.
PROFESSIONAL TELECONCEPTS, INC. (IL)
PROFESSIONAL TELECONCEPTS, INC. (NY)
QUANTA DELAWARE, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA UTILITY INSTALLATION
    COMPANY, INC.

By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

QUANTA UTILITY SERVICES—GULF STATES,
    INC.
R.A. WAFFENSMITH & CO., INC.
SOUTHWEST TRENCHING COMPANY, INC.
SPALJ CONSTRUCTION COMPANY
SUMTER UTILITIES, INC.
THE RYAN COMPANY, INC.
TOM ALLEN CONSTRUCTION COMPANY
TRAWICK CONSTRUCTION COMPANY, INC.
TTM, INC.
UNDERGROUND CONSTRUCTION CO., INC.
UTILITY LINE MANAGEMENT SERVICES,
    INC.
VCI TELCOM, INC.
W.C. COMMUNICATIONS, INC.

By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

MEARS/CPG LLC MEARS ENGINEERING/ LLC MEARS/HDD, LLC MEARS SERVICES LLC By: Mears Group, Inc., the Sole Member of each of the foregoing limited liability companies
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

OKAY CONSTRUCTION COMPANY, LLC By: Spalj Construction Company, its Sole Member
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

QUANTA UTILITY SERVICES, LLC By: Mejia Personnel Services, Inc., its Sole Member
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

TJADER, L.L.C. By: Spalj Construction Company, its Sole Member
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

DIGCO UTILITY CONSTRUCTION, L.P. LINDSEY ELECTRIC, L.P. NORTH HOUSTON POLE LINE, L.P. By: Mejia Personnel Services, Inc., the General Partner of each of the foregoing limited partnerships
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P. By: QSI, Inc., its General Partner
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

TRANS TECH ELECTRIC, L.P. By: TTGP, Inc., its General Partner
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

[THIS SPACE LEFT BLANK INTENTIONALLY]

NEW INDEMNITORS:

CAN-FER CONSTRUCTION COMPANY
DACON CALIFORNIA, INC.
DASHIELL CALIFORNIA, INC.
INFRASOURCE POWER CALIFORNIA,
    INC.
INFRASOURCE TRANSMISSION
    SERVICES COMPANY
INFRASOURCE UNDERGROUND
    CONSTRUCTION, INC.
INFRASOURCE UNDERGROUND
    CONSTRUCTION CALIFORNIA, INC.
INFRASOURCE UNDERGROUND SERVICES
    CANADA, INC.

By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

M.J. ELECTRIC CALIFORNIA, INC.
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

BLAIR PARK SERVICES, LLC
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

INFRASOURCE DACON, LLC
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

INFRASOURCE DASHIELL, LLC
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

INFRASOURCE POWER, LLC
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

INFRASOURCE TELECOMMUNICATION SERVICES, LLC
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

INFRASOURCE UNDERGROUND CONSTRUCTION, LLC
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

INFRASOURCE UNDERGROUND CONSTRUCTION SERVICES, LLC
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

INFRASOURCE UNDERGROUND INSTALLATION, LLC
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

M.J. ELECTRIC, LLC
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

SPECTRUM CONSTRUCTION CONTRACTING, L.L.C. By: Conti Communications, Inc., its Sole Member
By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

EXHIBIT A
LIST OF PRINCIPAL/INDEMNITORS

Location of Chief
	Jurisdiction	Executive Office and
	of	Principal Place of		Prior Names or
Principal	Formation	Business	Tax ID No.	Trade Names
Quanta Services, Inc.	Delaware	1360 Post Oak Blvd., Suite 2100 Houston, TX 77056	74-2851603	None

Advanced Technologies and Installation Corporation	Washington	655 Glennville Richardson, TX 75081	91-1528002	Telecom Network Specialists, Inc. JT Communications, Inc.

Allteck Line Contractors (USA), Inc.	Washington	4940 Still Creek Avenue Burnaby, British Columbia Canada, V5C 4E4	98-0198185	None

Arby Construction, Inc.	Delaware	19705 W. Lincoln Avenue New Berlin, WI 53146	76-0605516	S.K.S. Pipeliners, LLC

Austin Trencher, Inc.	Delaware	9250 FM 2243 Leander, TX 78641	76-0598342	None

Blair Park Services, LLC	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-5566110	InfraSource Wireless (DE, MA, NJ, NY, PA, RI, VA, WV, DC) Blair Park Services, Inc.

Bradford Brothers, Incorporated	North Carolina	11712 Statesville Road Huntersville, NC 28078	56-0861169	Lake Norman Pipeline, LLC

CAN-FER Construction Company	Texas	11031 Grissom Lane Dallas, TX 75229	75-2888488	None

CCLC, Inc.	Delaware	5 Johnson Drive, Suite 4 Raritan, NJ 08869	74-2947665	None

CMI Services, Inc.	Florida	1555 South Blvd. Chipley, FL 32428	59-3371172	Communication Manpower, Inc.

Conti Communications, Inc.	Delaware	5 Johnson Drive, Suite 4 Raritan, NJ 08869	76-0605511	Delaware Conti Communications, Inc.

Croce Electric Company, Inc.	Delaware	2 Betty Street Everett, MA 02149	76-0605518	None

Dacon California, Inc.	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-5770998	None

Location of Chief
	Jurisdiction	Executive Office and
	of	Principal Place of		Prior Names or
Principal	Formation	Business	Tax ID No.	Trade Names
Dashiell California, Inc.	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-5770664	None

Digco Utility Construction, L.P.	Delaware	1608 Margaret Street Houston, TX 77093	76-0612176	None

Dillard Smith Construction Company	Delaware	4001 Industry Dr. Chattanooga, TN 37416	76-0589264	P.D.G. Electric Power Engineering & Testing Haines Construction Company Dillard Smith Construction Company (Delaware)

Fiber Technologies, Inc.	Virginia	800 Satellite Blvd. Suwanee, GA 30024	54-1612812	Fiber Technology World Fiber DeltaComm Marlboro Cablevision Constructors Choice Optics Communications Myers Cable, Inc. Sycamore Shoals Communications, Inc. Crown Fiber Communications, Inc.

Five Points Construction Co.	Texas	5145 Industrial Way Benicia, CA 94510	94-2738636	None

Global Enercom Management, Inc.	Delaware	2500 Wilcrest Drive, Suite 100 Houston, TX 77042	76-0598339	GEM Engineering Co., Inc.

Golden State Utility Co.	Delaware	2001 West Tuolomne Road Turlock, CA 95380	76-0567490	Sanders Construction Company North Pacific Construction Co., Inc.

2

Location of Chief
	Jurisdiction	Executive Office and
	of	Principal Place of		Prior Names or
Principal	Formation	Business	Tax ID No.	Trade Names

Delaware North Pacific Construction Co.

H. L. Chapman Pipeline Construction, Inc.	Delaware	9250 FM 2243 Leander, TX 78641	76-0598341	DB Utilities Sullivan Welding

InfraSource Dacon, LLC	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-3699950	Dacon Corporation Dacon Ltd. Limited Partnership (MS)

Dacon, Limited Partnership (MO)

Dacon, Ltd. Limited Partnership (NM)

Dacon Ltd.

Dacon GP LLC

InfraSource Dashiell, LLC	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-3699713	Dashiell Corporation

Dashiell Ltd. Limited Partnership (CT, IL, MI, MN, MS, NC, OK, VT)

Dashiell Ltd. Limited Partnership (MA)

Dashiell, Ltd. Limited Partnership (SC)

Dashiell, Ltd. L.P. (GA)

Dashiell Indiana Ltd. Limited Partnership (IN)

Dashiell Limited Partnership (NC)

Dashiell-InfraSource (NY)

3

Location of Chief
	Jurisdiction	Executive Office and
	of	Principal Place of		Prior Names or
Principal	Formation	Business	Tax ID No.	Trade Names

Dashiell Ohio Ltd. Limited Partnership (OH) Dashiell Ltd. Limited Liability (WV) Dashiell Ltd. Infrasource Texas Holdings LP LLC InfraSource Texas Holdings GP LLC

InfraSource Power, LLC	Minnesota	2936 South 166th Street New Berlin, WI 53151	41-1723047	Aconite Corporation InfraSource Underground Power, Inc.

InfraSource Power California, Inc.	California	100 West Sixth Street Suite 300 Media, PA 19063	74-3149821	None

InfraSource Telecommunication Services, LLC	Delaware	219 Ruth Road Harleysville, PA 19438	26-1581998	None

InfraSource Transmission Services Company	Arizona	4143 East Quartz Circle Mesa, AZ 85215	86-0787875	Maslonka & Associates, Inc. MAI Acquisition, Inc. Dashiell Holdings Corporation
InfraSource Underground Construction, Inc.	Delaware	2936 South 166th Street New Berlin, WI 53151	51-0324281	Mueller Pipeliners, Inc. IUC Michigan, Inc. (MI) IUC Texas, Inc. (TX)

InfraSource Underground	Delaware	4033 East Morgan Ypsilanti, MI 48197	04-3633384	Michigan Trenching Services, Inc.

4

Location of Chief
	Jurisdiction	Executive Office and
	of	Principal Place of		Prior Names or
Principal	Formation	Business	Tax ID No.	Trade Names
Construction, LLC
Mueller Energy Services, Inc.

MES-MTS, LLC

IUC Illinois, LLC (IL)

IUC Missouri, LLC (MO)

IUC Montana, LLC (MT)

IUC Nebraska, LLC (NE)

IUC North Dakota, LLC (ND)

IUC Washington, LLC (WA)

IUC Wisconsin, LLC (WI)

InfraSource Underground Construction California, Inc.	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-2410077	IUC California, Inc. (CA)

InfraSource Underground Construction Services, LLC	Georgia	2936 South 166th Street New Berlin, WI 53151	58-1696154	Mueller Distribution Contractors, Inc. InfraSource Underground Construction Services, Inc. IUC South, LLC Nuflint, LLC InfraSource Concrete & Paving Services, LLC Flint Paving Company

InfraSource	Delaware	2012-A S. Elliott St.	41-1625874	Gas Distribution

5

Location of Chief
	Jurisdiction	Executive Office and
	of	Principal Place of		Prior Names or
Principal	Formation	Business	Tax ID No.	Trade Names
Underground Installation, LLC		Aurora, MO 65605		Contractors, Inc.

InfraSource Underground Services Canada, Inc.	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-3676436	None

Intermountain Electric, Inc.	Colorado	602 South Lipan Street Denver, CO 80223	84-0906573	Colorado IM Electric

Irby Construction Company	Mississippi	817 S. State Street Jackson, MS 39201	64-0902002	None

Lindsey Electric, L.P.	Texas	1608 Margaret Street Houston, TX 77093	02-0557008	None

Manuel Bros., Inc.	Delaware	908 Taylorville Road, Suite 104 Grass Valley, CA 95949	76-0577087	Renaissance Construction Western Directional

Mears/CPG LLC	Michigan	4500 N. Mission Road Rosebush, MI 48878	N/A	None

Mears Engineering/LLC	Michigan	4500 N. Mission Road Rosebush, MI 48878	N/A	None

Mears Group, Inc.	Delaware	4500 N. Mission Road Rosebush, MI 48878	76-0612167	None

Mears/HDD, LLC	Michigan	4500 N. Mission Road Rosebush, MI 48878	N/A	None

Mears Services LLC	Michigan	4500 N. Mission Road Rosebush, MI 48878	N/A	None

Mejia Personnel Services, Inc.	Texas	431 West Bedford-Euless Road, Suite F Hurst, TX 76053	75-2575734	None

Metro Underground Services, Inc. of Illinois	Illinois	901 Ridgeway Avenue Aurora, IL 60506	36-4125701	Metro Underground Services, Inc.

M.J. Electric, LLC	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-5565796	InfraSource Wireless E.I.S. Electric, Inc. (AZ, WA) E.I.S. Electric, Inc. (CT) InfraSource Electric, Inc. (NE) M.J. Electric, Inc. InfraSource M.J.

6

Location of Chief
	Jurisdiction	Executive Office and
	of	Principal Place of		Prior Names or
Principal	Formation	Business	Tax ID No.	Trade Names
Electric, LLC

M.J. Electric California, Inc.	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-5770522	None

Network Electric Company	Delaware	5425 Louis Lane Reno, NV 89511	76-0598345	DE Network Electric Company

North Houston Pole Line, L.P.	Texas	1608 Margaret Street Houston, TX 77093	74-1675857	North Houston Pole Line Corp. Lindsey Electric

North Sky Communications, Inc.	Delaware	11818 SE Mill Plain Blvd., Suite 302 Vancouver, Washington 98684	76-0605490	None

Okay Construction Company, LLC	Delaware	208 Rum River Drive Princeton, MN 55371	76-0612169	None

PAR Electrical Contractors, Inc.	Missouri	4770 North Belleview Avenue Suite 300 Kansas City, MO 64116	44-0591890	Riggin & Diggin Harker & Harker Union Power Construction Company Seaward Corporation Mustang Line Contractors, Inc. Lineco Leasing, LLC Par Infrared Consultants

Parkside Site & Utility Company Corporation	Delaware	123 King Phillip Street Johnston, RI 02919	76-0612181	None

Parkside Utility Construction Corp.	Delaware	123 King Phillip Street Johnston, RI 02919	76-0612160	None

Potelco, Inc.	Washington	14103 8th Street East Sumner, WA 98390	91-0784248	Kingston Constructors Kuenzi Construction NorAm

7

Location of Chief
	Jurisdiction	Executive Office and
	of	Principal Place of		Prior Names or
Principal	Formation	Business	Tax ID No.	Trade Names
Telecommunications Potelco, Incorporated

Professional Teleconcepts, Inc.	Illinois	Route 12 South Norwich, NY 13815	36-3785874	TNS-VA, LLC

Professional Teleconcepts, Inc.	New York	Route 12 South Norwich, NY 13815	16-1246233	Airlan Telecom Services, L.P.

Quanta Delaware, Inc.	Delaware	300 Delaware Avenue 9th Floor Wilmington, DE 19801	51-6508285	None

Quanta Government Services, Inc.	Delaware	1360 Post Oak Blvd. Suite 2100 Houston, Texas 77056	76-0605504	None

Quanta Government Solutions, Inc.	Delaware	1360 Post Oak Blvd. Suite 2100 Houston, Texas 77056	76-0612166	Quanta LI Acquisition, Inc.

Quanta Services Management Partnership, L.P.	Texas	1360 Post Oak Blvd. Suite 2100 Houston, Texas 77056	76-0574732	None

Quanta Utility Installation Company, Inc.	Delaware	1360 Post Oak Blvd. Suite 2100 Houston, Texas 77056	76-0592449	None

Quanta Utility Services-Gulf States, Inc.	Delaware	1360 Post Oak Blvd. Suite 2100 Houston, Texas 77056	76-0612175	Southeast Pipeline Construction, Inc.

Quanta Utility Services, LLC	Delaware	4770 North Belleview Avenue Suite 300 Kansas City, MO 64116	76-0589263	Great Western Enterprises, Inc. Bore Specialists TVS Systems, Inc. Netcom Management Group, Inc. Northern Line Layers, LLC

R.A. Waffensmith & Co., Inc.	Delaware	2042 N. Kelty Road Franktown, CO 80116	76-0589266	Dahl Trenching Southwestern Communications, Inc.

Southwest Trenching Company, Inc.	Texas	1608 Margaret St. Houston, Texas 77093	76-0106600	None

Spalj Construction Company	Delaware	22360 County Road 12 Deerwood, MN 56444	76-0567489	Span-Con of Deerwood

8

Location of Chief
	Jurisdiction	Executive Office and
	of	Principal Place of		Prior Names or
Principal	Formation	Business	Tax ID No.	Trade Names
Wilson Roadbores Dot 05 Optical Communications Smith Contracting Thorstad Brothers Tiling Tjader & Highstrom Dot 05, LLC Driftwood Electrical Contractors, Inc Maddux Communications

Spectrum Construction Contracting, L.L.C.	Colorado	7399 South Tucson Way, Suite C-5 Englewood, CO 80112	84-1385108	None

Sumter Utilities, Inc.	Delaware	1151 North Pike West Sumter, SC 29153	76-0577089	Utilco, Inc. Old Lesco Corporation, Inc.

The Ryan Company, Inc.	Massachusetts	25 Constitution Drive Taunton, MA 02780	04-2387367	Eastern Communications The Ryan Company, Inc. of Massachusetts The Ryan Company of Massachusetts Ryan Company Inc. (The) The Ryan Company Incorporated of Massachusetts

Tjader, L.L.C.	Delaware	541 Industrial Drive New Richmond, WI 54017	76-0654709	None

Tom Allen Construction Company	Delaware	411 Edwardsville Road Troy, Illinois 62294	76-0589277	TA Construction Specialty Drilling Technology, Inc.

9

Location of Chief
	Jurisdiction	Executive Office and
	of	Principal Place of		Prior Names or
Principal	Formation	Business	Tax ID No.	Trade Names
T&S Construction Company Taylor Built, Inc.

Trans Tech Electric, L.P.	Texas	4601 Cleveland Road South Bend, IN 46628	35-1553093	Trans Tech Acquisition, Inc.

Trawick Construction Company, Inc.	Florida	1555 South Blvd. Chipley, FL 32428	59-0907078	None

TTM, Inc.	North Carolina	6135 Lakeview Road Suite 500 Charlotte, NC 28269	56-1356956	TTM of North Carolina, Inc. TTMF, Inc.

Underground Construction Co., Inc.	Delaware	5145 Industrial Way Benicia, CA 94510	76-0575471	Underground Construction Co. Delaware Underground Construction Co. Metro Underground Construction Co. Underground Electric Construction Company Hudson & Poncetta, Inc.

Utility Line Management Services, Inc.	Delaware	4770 North Belleview Avenue, Suite 300 Kansas City, Missouri 64116-2188	76-0612162	Quanta LIV Acquisition, Inc.

VCI Telcom, Inc.	Delaware	1921 West Eleventh Street Upland, CA 91786	76-0589274	None

W. C. Communications, Inc.	Delaware	1921 West Eleventh Street Upland, CA 91786	76-0598348	West Coast Communications

10

EXHIBIT B

Company	Secured Party	Jurisdiction	Type of Filing	Filing Information
InfraSource Underground Construction Services, LLC	Altorfer Inc.	Fulton Co., GA	Original	#060-2006-09841 Filed 8/07/06

InfraSource Underground Construction Services, LLC	Caterpillar Financial Services Corporation	Gwinnett Co. GA	Original	#067-2007-001858 filed 2/12/07

M.J. Electric, LLC	Caterpillar Financial Services Corporation	Delaware Secretary of State	Original	#50071887 filed 1/07/05

M.J. Electric, LLC	Caterpillar Financial Services Corporation	Delaware Secretary of State	Original	#50114539 filed 1/11/05

M.J. Electric, LLC	Caterpillar Financial Services Corporation	Delaware Secretary of State	Original	#50114679 filed 1/11/05

M.J. Electric, LLC	Caterpillar Financial Services Corporation	Delaware Secretary of State	Original	#50114729 filed 1/11/05

M.J. Electric, LLC	Caterpillar Financial Services Corporation	Delaware Secretary of State	Original	#50117953 filed 1/11/05

M.J. Electric, LLC	Caterpillar Financial Services Corporation	Delaware Secretary of State	Original	#50118084 filed 1/11/05

M.J. Electric, LLC	Caterpillar Financial Services Corporation	Delaware Secretary of State	Original	#52474071 filed 8/10/05

M.J. Electric, LLC	Caterpillar Financial Services Corporation	Delaware Secretary of State	Original	#52474113 filed 8/10/05

M.J. Electric, LLC	Caterpillar Financial Services Corporation	Delaware Secretary of State	Original	#53452274 filed 11/07/05

M.J. Electric, LLC	Caterpillar Financial Services Corporation	Delaware Secretary of State	Original	#71510717 filed 4/23/07

M.J. Electric, LLC	Caterpillar Financial Services Corporation	Delaware Secretary of State	Original	#71510857 filed 4/23/07

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#43527092 filed 12/13/04

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#50773532 filed 3/04/05

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#51043133 filed 3/28/05

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#51452128 filed 4/28/05

Company	Secured Party	Jurisdiction	Type of Filing	Filing Information
M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#51559054 filed 5/11/05

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#51786012 filed 6/09/05

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#52308113 filed 7/22/05

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#52320001 filed 7/22/05

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#52456714 filed 8/05/05

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#52927193 filed 9/14/05

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#53240026 filed 10/13/05

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#53449544 filed 10/31/05

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#53944809 filed 12/13/05

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#53945608 filed 12/13/05

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#60035923 filed 12/29/05

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#60498840 filed 2/01/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#61333343 filed 4/20/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#61333459 filed 4/20/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#61617604 filed 5/12/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#61643378 filed 5/15/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#61674274 filed 5/17/06

2

Company	Secured Party	Jurisdiction	Type of Filing	Filing Information
M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#61674324 filed 5/17/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#61889518 filed 6/05/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#61889617 filed 6/05/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#61977909 filed 6/09/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#62325520 filed 7/06/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#62422376 filed 7/13/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#62534378 filed 7/21/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#62535110 filed 7/21/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#62622165 filed 7/28/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#62806164 filed 8/11/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#62806230 filed 8/11/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#63090503 filed 9/06/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#64066668 filed 11/21/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#64066700 filed 11/21/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#64279477 filed 12/07/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#64576914 filed 12/29/06

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#70944966 filed 3/13/07

M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#70988997 filed 3/15/07

3

Company	Secured Party	Jurisdiction	Type of Filing	Filing Information
M.J. Electric, LLC	Citicapital Commercial Leasing Corporation	Delaware Secretary of State	Original	#72608221 filed 6/25/07

InfraSource Transmission Services Company	Deere Credit, Inc.	Arizona Secretary of State	Original	#200513845011 filed 9/30/05

InfraSource Transmission Services Company	Deere Credit, Inc.	Arizona Secretary of State	Original	#200513845022 filed 9/30/05

InfraSource Transmission Services Company	Deere Credit, Inc.	Arizona Secretary of State	Original	#200513845033 filed 9/30/05

InfraSource Transmission Services Company	Deere Credit, Inc.	Arizona Secretary of State	Original	#200513845044 filed 9/30/05

M.J. Electric, LLC	Deere Credit, Inc.	Delaware Secretary of State	Original	#42874131 filed 10/13/04

M.J. Electric, LLC	Deere Credit, Inc.	Delaware Secretary of State	Original	#42874222 filed 10/13/04

M.J. Electric, LLC	Deere Credit, Inc.	Delaware Secretary of State	Original	#42874388 filed 10/13/04

M.J. Electric, LLC	Deere Credit, Inc.	Delaware Secretary of State	Original	#53364438 filed 10/28/05

M.J. Electric, LLC	Deere Credit, Inc.	Delaware Secretary of State	Original	#53364610 filed 10/28/05

M.J. Electric, LLC	Deere Credit, Inc.	Delaware Secretary of State	Original	#53364693 filed 10/28/05

M.J. Electric, LLC	Deere Credit, Inc.	Delaware Secretary of State	Original	#53366292 filed 10/28/05

M.J. Electric, LLC	Deere Credit, Inc.	Delaware Secretary of State	Original	#70812932 filed 3/05/07

M.J. Electric, LLC	Deere Credit, Inc.	Delaware Secretary of State	Original	#70813047 filed 3/05/07

M.J. Electric, LLC	M&I Equipment Finance Company, assigned by Sentry Financial Capital Corporation	Delaware Secretary of State	Original	#61441088 filed 4/28/06

4